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WORLD OMNI FINANCIAL CORP.
WORLD OMNI WHOLESALE MASTER TRUST 1994
SERIES 1994-1,  SERIES 1995-1, SERIES 1996-1 and SERIES 1996-2
CERTIFICATE DATE AS OF :                                                                        July 25, 1996
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

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COLLECTIONS:                                                                                  For Month of:
                                                                                                   June 1996
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Principal Collections: Total Pool                                                                 $284,625,702.26

Interest Collections
         Regular Pool                                                                               $3,445,458.58
         Concentration Pool                                                                           $370,862.00
              ==============================                                                   ===============
              Interest Collections: Total Pool                                                      $3,816,320.58

Investment Proceeds
         Regular Pool                                                                                 $487,175.57
         Concentration Pool                                                                             $3,173.60
              ==============================                                                   ===============
               Total Investment Proceeds:  Total Pool                                                 $490,349.17

Series 1996-1: Yield Supplement Deposit Amount                                                              $0.00
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ALLOCATION PERCENTAGES*  (Note: Calculated first day of following                             Calculated as of
              month using recalculated prior month ending balances.)                                   May 31, 1996
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Series Allocation Percentages
         Regular Pool
              Series 1994-1                                                                                 65.55%
              Series 1996-1                                                                                  0.00%
              Series 1996-2                                                                                 34.45%
         Concentration Pool
              Series 1995-1                                                                                100.00%

Floating Allocation Percentages
         Regular Pool
              Series 1994-1                                                                                 60.71%
              Series 1996-1                                                                                  0.00%
              Series 1996-2                                                                                 32.41%
         Concentration Pool
              Series 1995-1                                                                                 85.40%

Principal Allocation Percentages
         Regular Pool
              Series 1994-1                                                                                 na
              Series 1996-1                                                                                 na
              Series 1996-2                                                                                 na
         Concentration Pool
              Series 1995-1                                                                                 na

Excess Transferor Percentage
         Regular Pool                                                                                        2.00%
         Concentration Pool                                                                                  3.33%
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PRINCIPAL AND FUNDED AMOUNTS:                                                                 As of last day of:
                                                                                                           Jun. 1996
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Series 1994-1 Initial Principal Amount: Class A                                                   $317,000,000.00
Series 1994-1 Initial Principal Amount: Class B                                                    $16,000,000.00
Series 1994-1 Excess Funding Account Balance Available to Investors                                $50,160,409.96
Series 1994-1 Principal Distributed to Investors                                                            $0.00
Series 1994-1 Principal Funding Account Balance                                                             $0.00
Series 1994-1 unreimbursed Investor Charge Offs                                                             $0.00
Series 1994-1 Invested Amount                                                                     $282,839,590.04
Series 1994-1 outstanding Principal Balance                                                       $333,000,000.00

Series 1995-1 Initial Principal Amount                                                             $35,000,000.00
Series 1995-1 Excess Funding Account Balance Available to Investors                                         $0.00
Series 1995-1 Principal Distributed to Investors                                                            $0.00
Series 1995-1 Principal Funding Account Balance                                                             $0.00
Series 1995-1 unreimbursed Investor Charge Offs                                                             $0.00
Series 1995-1 Invested Amount                                                                      $35,000,000.00
Series 1995-1 outstanding Principal Balance                                                        $35,000,000.00

Series 1996-1 Initial Funded Amount                                                                $15,000,000.00
Series 1996-1 Aggregate Incremental Funded Amounts                                                 $35,000,000.00
Series 1996-1 Aggregate Optional Early Pay Out Amounts                                             $50,000,000.00
Series 1996-1 Funded Amount                                                                                 $0.00
Series 1996-1 Excess Funding Account Balance Available to Investors                                         $0.00
Series 1996-1 Principal Distributed to Investors                                                            $0.00
Series 1996-1 Principal Funding Account Balance                                                             $0.00
Series 1996-1 unreimbursed Investor Charge Offs                                                             $0.00
Series 1996-1 Invested Amount                                                                               $0.00
Series 1996-1 outstanding Principal Balance                                                                 $0.00

Series 1996-2 Initial Principal Amount: Class A                                                   $167,500,000.00
Series 1996-2 Initial Principal Amount: Class B                                                     $7,500,000.00
Series 1996-2 Excess Funding Account Balance Available to Investors                                $24,001,219.86
Series 1996-2 Principal Distributed to Investors                                                            $0.00
Series 1996-2 Principal Funding Account Balance                                                             $0.00
Series 1996-2 unreimbursed Investor Charge Offs                                                             $0.00
Series 1996-2 Invested Amount                                                                     $150,998,780.14
Series 1996-2 outstanding Principal Balance                                                       $175,000,000.00
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POOL FACTOR FOR THE CERTIFICATES                                                                        As of:
                                                                                                       Jun 30, 1996
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Series 1994-1: Class A                                                                                       1.00000000
Series 1994-1: Class B                                                                                       1.00000000
Series 1996-2: Class A                                                                                       1.00000000
Series 1996-2: Class B                                                                                       1.00000000
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POOL BALANCE:                                                                                    For Month of:
                                                                                                           Jun. 1996
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Pool Balance, beginning of month
         Regular Pool                                                                             $442,175,788.96
         Concentration Pool                                                                        $40,985,204.42
              ==============================                                                   ===============
              Total Pool                                                                          $483,160,993.38

Pool Balance, end of month
         Regular Pool                                                                             $465,909,744.35
         Concentration Pool                                                                        $42,049,952.57
              ==============================                                                   ===============
              Total Pool                                                                          $507,959,696.92

Pool Balance, average
         Regular Pool                                                                             $423,899,691.79
         Concentration Pool                                                                        $44,556,173.41
              ==============================                                                   ===============
              Total Pool                                                                          $468,455,865.20
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REGULAR POOL DISTRIBUTIONS                                                                              As of:
                                                                                                       Jul 25, 1996
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Principal Distributions to Investors
              Series 1994-1: Class A                                                                        $0.00
              Series 1994-1: Class B                                                                        $0.00
              Series 1996-1                                                                                 $0.00
              Series 1996-2: Class A                                                                        $0.00
              Series 1996-2: Class B                                                                        $0.00

Monthly Interest to Investors
              Series 1994-1: Class A                                                                $1,496,461.90
              Series 1994-1: Class B                                                                   $77,797.87
              Series 1996-1                                                                                 $0.00
              Series 1996-2: Class A                                                                  $782,342.25
              Series 1996-2: Class B                                                                   $35,842.75

Regular Pool Transferors Interest                                                                      $68,909.17

Interest Shortfall
              Series 1994-1: Class A                                                                        $0.00
              Series 1994-1: Class B                                                                        $0.00
              Series 1996-1                                                                                 $0.00
              Series 1996-2: Class A                                                                        $0.00
              Series 1996-2: Class B                                                                        $0.00

Servicing Fee
              Series 1994-1                                                                           $277,500.00
              Series 1996-1                                                                                 $0.00
              Series 1996-2                                                                            $47,213.69

Reserve Fund Deposit Amount
              Series 1994-1                                                                                 $0.00
              Series 1996-1                                                                                 $0.00
              Series 1996-2                                                                                 $0.00
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REGULAR POOL DISTRIBUTIONS (cont.)                                                                      As of:
                                                                                                       Jul 25, 1996
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Investor Default Amount
              Series 1994-1                                                                                 $0.00
              Series 1996-1                                                                                 $0.00
              Series 1996-2                                                                                 $0.00

Carry Over Amount
              Series 1994-1                                                                                 $0.00
              Series 1996-1                                                                                 $0.00
              Series 1996-2                                                                                 $0.00

Amount Distributed not including Excess Distribution to Transferor                                  $2,786,067.63

Unreimbursed Charge-off Amounts                                                                             $0.00

Non-use Fee (Series 1996-1)                                                                             $4,166.67
Increased Cost Amounts (Series 1996-1)                                                                      $0.00

Previously waived servicing fee
              Series 1994-1                                                                                 $0.00
              Series 1996-1                                                                                 $0.00
              Series 1996-2                                                                                 $0.00

Excess Distributed to Transferor                                                                    $1,142,399.86

Total Distributed                                                                                   $3,932,634.15

Monthly Interest - $ per thousand
              Series 1994-1 Class A                                                                         $4.72070000
              Series 1994-1 Class B                                                                         $4.86236667
              Series 1996-1                                                                                 $0.00000000
              Series 1996-2 Class A                                                                         $4.67070000
              Series 1996-2 Class B                                                                         $4.77903333
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RESERVE FUNDS                                                                                           As of:
                                                                                                       Jul 25, 1996
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Series 1994-1
              Balance                                                                               $1,665,000.00
              Deficiency Amount                                                                             $0.00

Series 1995-1
              Balance                                                                                 $175,000.00
              Deficiency Amount                                                                             $0.00

Series 1996-1
              Balance                                                                                 $250,000.00
              Deficiency Amount                                                                             $0.00

Series 1996-2
              Balance                                                                                 $875,000.00
              Deficiency Amount                                                                             $0.00
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CHARGE OFFS                                                                                             As of:
                                                                                                       Jun 30, 1996
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Defaulted Receivables                                                                                       $0.00
Investor Default Amount                                                                                     $0.00
Deficiency Amount                                                                                           $0.00
Draw Amount                                                                                                 $0.00
Investor Charge-Off's                                                                                       $0.00
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REGULAR POOL SERIES SUBORDINATED AMOUNTS                                                                As of:
                                                                                                       Jun 30, 1996
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Required Subordinated Amount
              Series 1994-1                                                                        $16,461,563.44
              Series 1996-1                                                                                 $0.00
              Series 1996-2                                                                         $6,291,615.84

Available Subordinated Amount
              Series 1994-1                                                                        $16,461,563.44
              Series 1996-1                                                                                 $0.00
              Series 1996-2                                                                         $6,291,615.84
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EXCESS RECEIVABLES                                                                                      As of:
              To be used in the following month's computations.                                        Jun 30, 1996
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Pool Total Components of Excess Receivables:
              Used Vehicles                                                                        $85,670,526.50
              Finance Hold Receivables                                                              $5,096,761.00
              Auction Advantage Program                                                             $1,809,770.00
              Delayed Payment Program                                                                 $412,822.00
              Payment Agreements                                                                      $253,415.18

Pool Limits on Components of Excess Receivables:
              Used Vehicles                                                                       $101,591,939.38
              Finance Hold Receivables                                                                      $0.00
              Auction Advantage Program                                                            $25,397,984.85
              Delayed Payment Program                                                              $10,159,193.94
              Payment Agreements                                                                      $500,000.00

Total unallocated Excess Receivables                                                                $5,096,761.00

Allocated Excess Receivables
              Series 1994-1                                                                         $3,128,491.03
              Series 1995-1                                                                           $345,289.78
              Series 1996-1                                                                                 $0.00
              Series 1996-2                                                                         $1,622,980.19
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DELINQUENCIES                                                                                           As of:
                                                                                                       Jun 30, 1996
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30 Day Delinquencies in excess of $1,000                                                      $              0.00
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EXCESS FUNDING ACCOUNT BALANCES                                                                         As of:
                                                                                                       Jun 30, 1996
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Series 1994-1
              outstanding Principal Balance                                                       $333,000,000.00
              Regular Pool Balance                                                                $465,909,744.35
              Subordination Percentage                                                                       5.50%
              Non Transferor's Percentage                                                                   98.00%
              Series Allocation Percentage                                                                  65.55118110%
              Excess Funding Amount                                                                $50,160,409.96

Series 1995-1
              outstanding Principal Balance                                                        $35,000,000.00
              Concentration Pool Balance                                                           $42,049,952.57
              Subordination Percentage                                                                       9.25%
              Non Transferor's Percentage                                                                   98.00%
              Series Allocation Percentage                                                                 100.000000%
              Excess Funding Amount                                                                         $0.00

Series 1996-1
              outstanding Principal Balance                                                                 $0.00
              Regular Pool Balance                                                                $465,909,744.35
              Subordination Percentage                                                                      10.00%
              Non Transferor's Percentage                                                                   98.00%
              Series Allocation Percentage                                                                   0.00000000%
              Excess Funding Amount                                                                         $0.00

Series 1996-2
              outstanding Principal Balance                                                       $175,000,000.00
              Regular Pool Balance                                                                $465,909,744.35
              Subordination Percentage                                                                       4.00%
              Non Transferor's Percentage                                                                   98.00%
              Series Allocation Percentage                                                                  34.44881890%
              Excess Funding Amount                                                                $24,001,219.86
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ASSET COMPOSITION EVENTS:                                                                        For Month of:
                                                                                                           Jun. 1996
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Total Pool: 2 month test (actual lowest mth less than test)                                                  0.00%
              Test Value                                                                                    50.00%
              Event                                                                                       none

Total Pool: 12 month test                                                                                    0.00%
              Test Value                                                                                    25.00%
              Event                                                                                       none

Series 1995-1: 2 month test                                                                                  0.00%
              Test Value                                                                                    50.00%
              Event                                                                                       none

Series 1995-1: 12 month test                                                                                 0.00%
              Test Value                                                                                    25.00%
              Event                                                                                       none
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SERIES 1995-1 SUBORDINATION:                                                                     For Month of:
                                                                                                           Jun. 1996
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(1) Incremental Subordinated Amount  (ISA)
Concentration Pool Total Amounts
              Excess Receivables                                                                             0.00
              Class IV Receivables                                                                       9,524.88
              Unreviewed Receivables                                                                         0.00
              Rejected Receivables                                                                           0.00

ISA Percentage
               Excess Receivables                                                                          100%
               Class IV Receivables                                                                         25%
               Unreviewed Receivables                                                                       25%
               Rejected Receivables                                                                        100%

Incremental Subordinated Amount: Total                                                                       2,381.22

(2) Required Subordinated Amount
              9.25% x Con Pool Bal x Series 1995-1 Alloc %*.98                                       3,567,493.11
              + Incremental Subordinated Amount                                                          2,381.22
                                                                                                     3,569,874.33

(3) Available Subordinated Amount
              Lesser of RSA or:
              Available Subordinated Amount (previous DD)                                              4,619,151.40
               - Required Draw Amount (previous DD)                                                                       -
               - Reserve Fund w/d (on previous DD)                                                                        -
               + portion of Excess Interest to Transferor (previous DD)                                     31,451.64
               - Incremental Subordination Amount (previous DD)                                      (1,051,658.28)
               + Incremental Subordination Amount (current DD)                                               2,381.22
               - Subord % of change in EFA (since previous DD)                                                            -
              Ending ASA:                                                                            3,569,874.33

(4) Reserve Fund Balance                                                                                262,500.00
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SERIES 1995-1 EARLY AMORTIZATION EVENTS:                                                         For Month of:
                                                                                                           Jun. 1996
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(1) Available Subordinated Amount (ASA)                                                              3,569,874.33
               Required Subordinated Amount (RSA)                                                    3,569,874.33
               Test Event: ASA less than  RSA                                                             None

(2) Servicer Default                                                                                      None

(3) Principal not Repaid by Expected Final Pmt Date                                                       None
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SERIES 1995-1 MEGADEALERSHIPS                                                                    For Month of:
                                                                                                           Jun. 1996
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Dealership Groups in excess of 30% of Receivables: Group 1                                         $30,705,378.18
Test Value                                                                                           12,614,985.77
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SERIES 1995-1 DISTRIBUTIONS                                                                              As of
                                                                                                      July 25, 1996
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Excess Transferor's Percentage x Interest Collections                                                       54,158.20
Monthly Interest to Investors                                                                             188,557.83
Interest Shortfall                                                                                                        -
Monthly Servicing Fee (1%)                                                                                 29,166.67
Reserve Fund Deposit Amount                                                                                               -
Investor Default Amount                                                                                                   -
Carry-Over Amount                                                                                                         -
Amount Distributed                                                                                                        -
Unreimbursed  Charge-off Amounts                                                                                          -
Previously waived Servicing Fee                                                                                           -
Excess Interest Distributed to Transferor                                                                 102,152.90
              Total Distributed                                                                         374,035.60

Total Distributed to WOFCO                                                                                 185,477.77

Charge-offs:
              Defaulted Receivables                                                                                       -
              Investor Default Amount                                                                                     -
              Deficiency Amount                                                                                           -
              Draw Amount                                                                                                 -
              Investor Charge-Offs                                                                                        -
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